LAZARD RETIREMENT SERIES, INC.
Lazard Retirement Emerging Markets Equity Portfolio

Supplement to Current Prospectus

The following replaces the second and third paragraphs of "Investment Strategies and Investment Risks—Investment Strategies—Lazard Retirement Emerging Markets Equity Portfolio" in the prospectus:

Emerging market countries include all countries represented by the MSCI Emerging Markets Index, which currently includes: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries. In addition to common stocks, such equity securities also may include American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts. In addition, implementation of the Portfolio's investment strategy may, during certain periods, result in the investment of a significant portion of the Portfolio's assets in a particular market sector.

The following supplements "Investment Strategies and Investment Risks—Investment Risks" in the prospectus:

Sector Risk. Implementation of the Portfolio's investment strategy may, during certain periods, result in the investment of a significant portion of the Portfolio's assets in a particular market sector, such as companies in the financials sector, and the Portfolio would be expected to be affected by developments in that sector. Companies in the financials sector can be significantly affected by, among other things: government regulation; changes in interest rates and/or monetary policy and general economic conditions; the availability and cost of capital; capital requirements; decreased liquidity in credit markets; and the rate of defaults on corporate, consumer and government debt. Deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including the US and international credit and interbank markets generally, which could affect a wide range of financial institutions and markets. In addition, companies in the financials sector are often more highly leveraged than other companies, making them inherently riskier.

Dated: December 13, 2019